                                                               EXHIBIT 99.A

                             LETTER OF TRANSMITTAL

                             To Tender for Exchange
             First Mortgage Bonds, 9 7/8% Series A due 2009 and/or
                 First Mortgage Bonds, 9 7/8% Series C due 2009

                                       of

                           National Steel Corporation

               Pursuant to the Prospectus dated           , 1999

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
             , 1999, UNLESS EXTENDED.

                To: The Chase Manhattan Bank, as Exchange Agent

    By Registered or         By Overnight Courier:            By Hand:
     Certified Mail:        The Chase Manhattan Bank  The Chase Manhattan Bank
The Chase Manhattan Bank   55 Water Street--Room 234  55 Water Street--Room 234
55 Water Street--Room 234        North Building            North Building
     North Building        New York, New York 10041   New York, New York 10041
New York, New York 10041

                                 By Facsimile:

                                 (212) 638-7380
                                 (212) 638-7381

                             Confirm by telephone:
                                 (212) 638-0828
                              Attn: Carlos Esteves

  Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  The undersigned acknowledges that he or she has received the Prospectus,
dated             , 1999 (the "Prospectus"), of National Steel Corporation (the
"Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its First Mortgage Bonds, 9 7/8% Series D due 2009 (the "Exchange Bonds") for an equal principal amount of its First Mortgage Bonds, 9 7/8% Series A due 2009 and/or First Mortgage Bonds, 9 7/8% Series C due 2009 (collectively, "Original Bonds") and, together with the Exchange Bonds, the "Bonds"). The terms of the Exchange Bonds are identical in all material respects to the Original Bonds, except that the Exchange Bonds have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting their transfer and will not contain certain provisions relating to an increase in the interest rate which were included in the Original Bonds under certain circumstances relating to the timing of the Exchange Offer. The
term "Expiration Date" shall mean 5:00 p.m., New York City time, on          ,
1999, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  The Letter of Transmittal is to be used by Holders of Original Bonds if certificates are to be forwarded herewith. Holders of Original Bonds whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Original Bonds according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed delivery procedures" section of the Prospectus. See Instruction 1.

  The term "Holder" with respect to the Exchange Offer means any person in whose name Original Bonds are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Bonds must complete this Letter of Transmittal in its entirety; provided, however, that a Letter of Transmittal need not be submitted with respect to Original Bonds tendered in accordance with the Depository Trust Company's Automated Tender Offer Procedures ("ATOP").

  The undersigned acknowledges that if it is a broker-dealer holding Original Bonds acquired for its own account as a result of market-making activities or other trading activities (other than Original Bonds acquired directly from the Company), such Holder may be deemed to be an "Underwriter" within the meaning of the Securities Act and, therefore, must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Bonds received in respect of such Original Bonds pursuant to the Exchange Offer. Notwithstanding the foregoing, the undersigned shall not be deemed to admit that it is an "Underwriter" within the meaning of such term under the Securities Act.

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
             CAREFULLY BEFORE COMPLETING THE LETTER OF TRANSMITTAL

         DESCRIPTION OF FIRST MORTGAGE BONDS, 9 7/8% SERIES A DUE 2009
--------------------------------------------------------------------------------

                                                                  Aggregate    Principal Amount
                                                                  Principal     Tendered (must
            Names and Address(es) of                                Amount      be in integral
              Registered Holder(s)                Certificate   Represented by    multiples
           (please fill in, if blank)              Number(s)    Certificate(s)   of $1,000)*
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                  Total
-----------------------------------------------------------------------------------------------

 *Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of First Mortgage Bonds, 9 7/8% Series A due 2009 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
 If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
 The minimum permitted tender is $1,000 in principal amount. All other tenders must be integral multiples of $1,000.


         DESCRIPTION OF FIRST MORTGAGE BONDS, 9 7/8% SERIES C DUE 2009
--------------------------------------------------------------------------------

                                                                  Aggregate    Principal Amount
                                                                  Principal     Tendered (must
            Names and Address(es) of                                Amount      be in integral
              Registered Holder(s)                Certificate   Represented by    multiples
           (please fill in, if blank)              Number(s)    Certificate(s)   of $1,000)*
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                  Total
-----------------------------------------------------------------------------------------------

 *Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of First Mortgage Bonds, 9 7/8% Series C due 2009 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
 If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
 The minimum permitted tender is $1,000 in principal amount. All other tenders must be integral multiples of $1,000.

[_]CHECK HERE IF THE UNDERSIGNED IS ELECTING TO TENDER FIRST MORTGAGE BONDS, 9
   7/8% SERIES A DUE 2009 FOR FIRST MORTGAGE BONDS, 9 7/8% SERIES B DUE 2009. IF ALL OUTSTANDING SERIES A BONDS ARE TENDERED FOR SERIES B BONDS, THERE WILL BE $225,000,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES B BONDS OUTSTANDING FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFER.

[_]CHECK HERE IF TENDERED ORIGINAL BONDS ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

  Name(s) of Registered Holder(s) ____________________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which Guaranteed Delivery ______________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

      ----------------------------------------------------------------------



  SPECIAL REGISTRATION INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 4, 5 and 6)             (See Instructions 4, 5 and 6)


   To be completed ONLY if                   To be completed ONLY if
 certificates for Original Bonds in        certificates for Original Bonds in
 a principal amount not tendered,          a principal amount not tendered,
 or Exchange Bonds issued in               or Exchange Bonds issued in
 exchange for Original Bonds               exchange for Original Bonds
 accepted for exchange, are to be          accepted for exchange, are to be
 issued in the name of someone             sent to someone other than the
 other than the undersigned.               undersigned, or to the undersigned
                                           at an address other than that
                                           shown above.

 Issue certificate(s) to:


 Name: _____________________________       Deliver certificate(s) to:

           (Please Print)
                                           Name: _____________________________

 Address: __________________________                 (Please Print)


 -----------------------------------       Address: __________________________
         (Include Zip Code)

                                           -----------------------------------

 -----------------------------------               (Include Zip Code)
    (Tax Identification or Social
            Security No.)

Ladies and Gentlemen:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Original Bonds indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Bonds tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Bonds tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Bonds with full power of substitution to (i) deliver certificates for such Original Bonds, or transfer ownership of such Original Bonds on the account books at the Depository Trust Company ("DTC"), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Original Bonds for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Bonds, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Original Bonds tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned and any beneficial owner of Original Bonds hereby further represent that any Exchange Bonds acquired in exchange for Original Bonds tendered hereby will have been acquired in the ordinary course of business of the undersigned and any such beneficial owner of Original Bonds receiving such Exchange Bonds, that neither the Holder nor any such beneficial owner is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Bonds and that neither the Holder nor any such beneficial owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. The undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Bonds must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transactions of the Exchange Bonds acquired by such person and may not rely on the position of the Staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The Exchange Offer." If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a public distribution of Exchange Bonds. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Original Bonds tendered hereby.

  For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Original Bonds when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

  If any tendered Original Bonds are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Original Bonds will be returned (or, in the case of Original Bonds tendered by book-entry at DTC, credited to the account at DTC from which such tender originated), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

  The undersigned understands that tenders of Original Bonds pursuant to the procedures described under the caption "The Exchange Offer--Procedures for tendering original bonds" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal rights."

  Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the Exchange Bonds issued in exchange for the Original Bonds accepted for exchange and any certificates for Original Bonds not tendered or not exchanged, (or, in the case of Original Bonds tendered by book-entry transfer at DTC, credit to the account at DTC) in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Bonds issued in exchange for the Original Bonds accepted for exchange and any certificates for Original Bonds not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s) (or, in the case of Original Bonds tendered by book-entry transfer at DTC, credit to the account at DTC in the undersigned's name). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Bonds issued in exchange for the Original Bonds accepted for exchange in the name(s) of, and return any certificates for Original Bonds not tendered or not exchanged to, (or, in the case of Original Bonds tendered by book-entry transfer at DTC, credit to the account(s) at DTC in the name(s) of) the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Original Bonds from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Original Bonds so tendered.

  Holders who wish to tender their Original Bonds and whose Original Bonds are not immediately available or who cannot deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date, may tender their Original Bonds according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed delivery procedures." See Instruction 1 regarding the completion of this Letter of Transmittal printed below.

                        PLEASE SIGN HERE WHETHER OR NOT
              ORIGINAL BONDS ARE BEING PHYSICALLY TENDERED HEREBY


 X                                                   Date:____________________
 --------------------------------------------------

 X                                                   Date:____________________
 --------------------------------------------------
 Signature(s) of Registered Holder(s) or Authorized Signatory

 Area Code and Telephone Number: _____________________________________________

   The above lines must be signed by the registered holder(s) as their name(s) appear(s) on the Original Bonds or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Original Bonds to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

 Name(s): ____________________________________________________________________
                                (Please Print)
 -----------------------------------------------------------------------------
 Capacity: ___________________________________________________________________

 Address: ____________________________________________________________________
                              (Include Zip Code)

 Signature(s) Guaranteed by an Eligible Institution:
 (If required by Instruction 4)
 -----------------------------------------------------------------------------
                            (Authorized Signature)
 -----------------------------------------------------------------------------
                                    (Title)
 -----------------------------------------------------------------------------
                                (Name of Firm)
 Date: ___________________

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS

                             OF THE EXCHANGE OFFER

  1. Delivery of this Letter of Transmittal and Original Bonds; Guaranteed Delivery Procedures. The tendered Original Bonds as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Original Bonds, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Original Bonds should be sent to the Company.

  A Letter of transmittal need not be submitted with respect to Original Bonds tendered in accordance with DTC's Automated Tender Offer Procedures ("ATOP").

  Holders who wish to tender their Original Bonds and (i) whose Original Bonds are not immediately available or (ii) who cannot deliver their Original Bonds, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Original Bonds according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution (defined below); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of such Original Bonds and the principal amount of Original Bonds tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Original Bonds (or a book-entry confirmation with respect to all Original Bonds tendered by book-entry at DTC by the ATOP procedures) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as the certificate(s) representing all tendered Original Bonds in proper form for transfer (or a book-entry confirmation with respect to all Original Bonds tendered by book-entry at DTC by the ATOP procedures) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed delivery procedures." Any Holder who wishes to tender his or her Original Bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Original Bonds according to the guaranteed delivery procedures set forth above.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Original Bonds, and withdrawal of tendered Original Bonds will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Bonds not properly tendered or any Original Bonds the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Original Bonds. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be firm and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Bonds must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Bonds, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Bonds will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Bonds received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  2. Tender by Holder. Only a Holder of Original Bonds may tender such Original Bonds in the Exchange Offer. Any beneficial owner of Original Bonds who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Original Bonds, either make appropriate arrangements to register ownership of the Original Bonds in such owner's name or obtain a properly completed bond power from the registered holder.

  3. Partial Tenders (Not applicable to Holders who tender by book-entry transfer). Tenders of Original Bonds will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Original Bonds is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of First Mortgage Bonds, 9 7/8% Series A due 2009" or "Description of First Mortgage Bonds, 9 7/8% Series C due 2009" above. The entire principal amount of any Original Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Bonds is not tendered, then Original Bonds for the principal amount of Original Bonds not tendered and a certificate or certificates representing Exchange Bonds issued in exchange for any Original Bonds accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Original Bonds are accepted for exchange.

  4. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Original Bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the Original Bonds without alteration, enlargement or any change whatsoever.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Original Bonds tendered and the certificate or certificates for Exchange Bonds issued in exchange therefor is to be issued (or any untendered principal amount of Original Bonds is to be reissued) to the registered holder and neither the "Special Delivery Instructions" nor the "Special Registration Instructions" has been completed, then such holder need not and should not endorse any tendered Original Bonds, nor provide a separate bond power. In any other case, such holder must either properly endorse the Original Bonds tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Original Bonds listed, such Original Bonds must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered holder or holders appears on the Original Bonds.

  If this Letter of Transmittal (or facsimile hereof) or any Original Bonds or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

  Endorsements on Original Bonds or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution which is a member of (a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program or (c) the Stock Exchange Medallion Program.

  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Original Bonds tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Original Bonds are tendered for the account of an Eligible Institution.

  5. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Bonds or substitute Original Bonds for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Bonds pursuant to the Exchange Offer. If, however, certificates representing Exchange Bonds or Original Bonds for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Original Bonds tendered hereby, or if tendered Original Bonds are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Bonds pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Bonds listed in this Letter of Transmittal.

  7. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Original Bonds tendered.

  8. Mutilated, Lost, Stolen or Destroyed Original Bonds. Any tendering Holder whose Original Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  9. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.